Exhibit 10.6

AMENDED AND RESTATED STOCK OPTION PLAN OF
VIEMED HEALTHCARE, INC.
(effective as of July 17, 2018)

PART 1 - INTRODUCTION

1.01	Purpose

The purpose of the Plan is to secure for the Corporation and its shareholders the benefits of incentive inherent in share ownership by the directors, officers, key employees and, subject to the terms and conditions herein, service providers of the Corporation and its Affiliates who, in the judgment of the Board, will be largely responsible for its future growth and success.

1.02	Definitions

(a)	"Affiliate" has the meaning ascribed thereto in the Business Corporations Act (British Columbia) as amended from time to time.

(b)	"Associate" has the meaning ascribed to such term in the TSX Company Manual.

(c)	"Blackout Period" means a period during which the Corporation prohibits Optionees from exercising their Options.

(d)	"Board" means the board of directors of the Corporation.

(e)	"Code" means the U.S. Internal Revenue Code of 1986, as amended.

(f)
"Corporation" means Viemed Healthcare, Inc., a corporation duly incorporated under the laws of the Province of British Columbia, and its Affiliates, if any, and includes any successor or assignee entity or entities into which the Corporation may be merged, changed, or consolidated; any entity for whose securities the securities of the Corporation shall be exchanged; and any assignee of or successor to substantially all of the assets of the Corporation.

(g)	"Market Price" has the meaning ascribed to such term in Part I of the TSX Company Manual.

(h)	"Disability" or "Disabled" means permanent and total disability as defined in Section 22(e)(3) of the Code.

(i)	"Eligible Person" shall mean an officer or director of the Corporation ("Executive") or an employee of the Corporation ("Employee") or a Service Provider.

(j)	"Exchange" or the “TSX” means the Toronto Stock Exchange.

(k)	"Exercise Notice" means the U.S. Optionee Exercise Notice or the Non-U.S. Optionee Exercise Notice, as applicable.

(l)	"Exercise Price" means the price at which an Option may be exercised as determined in accordance with section 2.03.

(m)
"Fair Market Value" means, if the Shares are listed on any national securities exchange within the meaning of Section 409A of the Code, the closing sales price, if any, on the largest such exchange on the valuation date, or, if none, on the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the Shares are not then listed on any such exchange, or there has been no trade date within such thirty (30) day period, the fair market value shall be determined in good faith by the Board.

(n)	"Section 422 Stock Option" means an Option which is intended to qualify as an incentive stock option under Section 422 of the Code.

(o)	"Insider" has the meaning ascribed to that term in Part I of the TSX Company Manual.

(p)	"Material Information" has the meaning ascribed to such term in Section 407 of the TSX Company Manual.

(q)	"Non-U.S. Optionee Exercise Notice" means the notice respecting the exercise of an Option, substantially in the form attached to the Option Certificate as Appendix I, duly executed by the Optionee.

(r)	"Option" shall mean an option granted under the terms of the Plan.

(s)	"Option Certificate" means the certificate, substantially in the form set out as Schedule “A” hereto, evidencing an Option.

(t)	"Option Period" shall mean the period during which an option may be exercised.

(u)	"Optionee" shall mean an Eligible Person to whom an Option has been granted under the terms of the Plan.

(v)	"Outstanding Issue" means the number of Shares outstanding on a non-diluted basis.

(w)	"Plan" means this amended and restated stock option plan established and operated pursuant to Part 2 hereof.

(x)	“Security-Based Compensation Arrangement” has the meaning ascribed to it in section 613(b) of Part VI of TSX Company Manual

(y)	“Service Provider” has the meaning ascribed to it in section 613(b) of Part VI of TSX Company Manual.

(z)	“TSX Company Manual” means the TSX Company Manual published by the TSX setting out the requirements relating to listed companies, as amended and updated from time to time.

(aa)	"Shares" shall mean the common shares of the Corporation.

(bb)	"U.S. Optionee Exercise Notice" means the notice respecting the exercise of an Option, substantially in the form attached to the Option Certificate as Appendix II, duly executed by the Optionee.

PART 2 - SHARE OPTION PLAN

2.01	Participation

Options shall be granted only to Eligible Persons.

2.02	Determination of Option Recipients

The Board shall make all necessary or desirable determinations regarding the granting of Options to Eligible Persons and may take into consideration the present and potential contributions of a particular Eligible Person to the success of the Corporation and any other factors which it may deem proper and relevant.

2.03	Price

The price at which an Optionee may purchase a Share upon the exercise of an Option shall be determined from time to time by the Board and shall be as set forth in the Option Certificate issued in respect of such Option but, in any event, shall not be less than the Market Price, and in the case of an Eligible Person employed or performing services in the United States or otherwise subject to Section 409A of the Code, shall not be less than Fair Market Value on the date of grant. If the Optionee owns directly or by reason of the applicable attribution rules more than 10% of the total combined voting power of all classes of stock of the Corporation, the Option price per share of the Shares covered by each Option which is intended to be a Section 422 Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date of the grant.

2.04	Grant of Options

The Board may at any time authorize the granting of Options to such Eligible Persons as it may select for the number of Shares that it shall designate, subject to the provisions of the Plan. The date of each grant of Options shall be determined by the Board when the grant is authorized. Except for the setting of the Option price hereunder, no Option shall be granted and no purported grant of any Option shall be effective until such Option Certificate shall have been duly executed on behalf of the Corporation.

In the event that Options are granted to Employees, or Service Providers, the Corporation represents that such Optionees shall be bona fide Employees, or Service Providers, as the case may be.

The Corporation may at the time of granting options hereunder provide for additional terms and conditions which are not inconsistent with Part 2 hereof including, without limitation, terms and conditions deferring or delaying the date at which an Option may be exercised in whole or in part. Such additional terms and conditions shall be as set forth in the Option Certificate issued in respect of such Option.

The Option Certificate of any Option which is intended to qualify as an Section 422 Stock Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option qualifies as an “incentive stock option” within the meaning of Section 422 of the Code. Further, the Option Certificate authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Board shall deem advisable and which are not inconsistent with the requirements of Section 422 of the Code.

Notwithstanding any of the foregoing provisions, the Board may authorize the grant of an Option to a person not then in the employ of the Corporation or of an Affiliate, conditioned upon such person becoming eligible to become an Eligible Person at or prior to the execution of the Option Certificate evidencing the actual grant of such Option.

2.05	Term of Options

Unless otherwise expired pursuant to the terms of the Plan, all Options granted to an Optionee pursuant to this Plan shall expire at the close of business ten (10) years from the date of grant or such earlier date as the Board shall decide when the Option is granted, subject to earlier termination as herein provided; provided, however, that if the Option price is required under section 2.03 to be at least 110% of Fair Market Value, each such Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided.

Upon the expiration of the Option Period, the Options granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Shares in respect of which the Option hereby granted has not then been exercised.

Notwithstanding the foregoing, if the expiration of the Option Period falls within a Blackout Period the expiration of the Option Period shall be automatically extended for ten (10) business days after the expiry of the Blackout Period on the condition that (i) the Blackout Period was formally imposed by the Corporation pursuant to its internal trading policies as a result of the bona fide existence of undisclosed Material Information, (ii) the Blackout Period must be deemed to have expired upon the general disclosure of the undisclosed Material Information, and (iii) the automatic extension of an Optionee’s options will not be permitted where the Optionee or the Corporation is subject to a cease trade order (or similar order under applicable securities laws) in respect of the Corporation’s securities.

No Optionee or his or her legal representative, legatees or distributees will be, or will be deemed to be, a holder of any Shares subject to an Option, unless and until certificates for such Shares are issued to him, her or them or a securities intermediary with whom the Optionee (or his or her legal representative, legatees or distributees) has an account, is recorded as the owner of such Shares in a book-entry system under the terms of the Plan.

2.06	Exercise of Options

Except as set forth in section 2.10, no Option may be exercised unless the Optionee is at the time of such exercise;

(a)
in the case of an Employee, in the employ of the Corporation or any Affiliate and shall have been continuously so employed since the grant of his or her Option, or have been a Service Provider of the Corporation during such time thereafter, but absence on leave, having the approval of the Corporation or such Affiliate, shall not be considered an interruption of employment for any purpose of the Plan;

(b)	in the case of a Service Provider, under contract with the Corporation or any Affiliate and shall have been continuously so contracted since the grant of the Option; or

(c)	in the case of an Executive, a director or officer of the Corporation or any Affiliate and shall have been such a director or officer continuously since the grant of his or her Option.

No Option may be exercised by an Optionee until the Plan has been approved by the shareholders of the Corporation.

The exercise of any Option will be contingent upon receipt by the Corporation of cash payment of the full Exercise Price of the Shares being purchased by 5:00 p.m. (EST) on the last day of the Option Period by delivering to the Corporation the applicable form of Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Corporation in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

2.07	Vesting of Options

All Options granted to an Eligible Person pursuant to this Plan shall vest and become fully exercisable as determined by the Board when the Option is granted.

2.08	Restrictions on Grant of Options

The granting of Options shall be subject to the following conditions:

(a)
unless the Corporation has obtained disinterested shareholder approval, the maximum number of Shares reserved for issuance under Options granted to Insiders under the Plan, together with any other Security-Based Compensation Arrangements, may not exceed 10% of the Outstanding Issue, at any time;

(b)
unless the Corporation has obtained disinterested shareholder approval, the maximum number of Shares that may be granted to Insiders under the Plan, together with any other Security-Based Compensation Arrangements, within a 12-month period, may not exceed 10% of the Outstanding Issue, calculated at the date an Option is granted; and

(c)	unless the Corporation has obtained disinterested shareholder approval, the Corporation shall not decrease the Exercise Price of Options previously granted to Insiders.

No Options shall be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Plan by the Corporation or the approval of the Plan by the stockholders of the Corporation, and provided further, that the fair market value of the Shares (determined at the time the Option is granted) as to which Options designated as Section 422 Stock Options are exercisable for the first time by any Eligible Person during any single calendar year (under the Plan and under any other incentive stock option plan of the Corporation or an Affiliate) shall not exceed US$100,000.

If disinterested shareholder approval is required, the proposed grant(s) or plan must be approved by a majority of the votes cast by all shareholders at the shareholders’ meeting excluding votes attaching to shares beneficially owned by (i) Insiders to whom options may be granted under the stock option plan; and (ii) Associates of such Insiders. Holders of non-voting and subordinate voting shares must be given full voting rights on a resolution that requires disinterested shareholder approval.

2.09	Lapsed Options

If Options are surrendered, terminated or expire without being exercised in whole or in part, new Options may be granted covering the Shares not purchased under such lapsed Options.

2.10	Effect of Termination of Employment, Death or Disability

(a)
If an Optionee shall die while employed or retained by the Corporation, or while an Executive, any Options held by the Optionee at the date of death, which have vested pursuant to section 2.07, shall become exercisable, in whole or in part, but only by the persons or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution (the "Successor Optionee"). All such Options shall be exercisable only to the extent that the Optionee was entitled to exercise the Option at the date of his or her death and only for one (1) year after the date of death or prior to the expiration of the Option Period in respect thereof, whichever is sooner, except that in the event the expiration of the Option Period is earlier than one (1) year after the date of death, with the consent of the Exchange, the Options shall be exercisable for up to one (1) year after the date of death of the Optionee as determined by the Board. Notwithstanding the foregoing, the Board, in its discretion, may resolve that up to all of the Options held by an Optionee at the date of death which have not yet vested shall vest immediately upon death.

(b)
If the employment or engagement of an Optionee shall terminate with the Corporation due to Disability while the Optionee is employed or retained by the Corporation, any Option held by the Optionee on the date the employment or engagement of the Optionee is terminated due to Disability, which have vested pursuant to section 2.07, shall become exercisable, in whole or in part. All such Options shall be exercisable only to the extent that the Optionee was entitled to exercise the Option at the date of his or her termination due to Disability and only for one (1) year after the date of termination or prior to the expiration of the Option Period in respect thereof, whichever is sooner, provided that Options that become exercisable due to Disability shall only be exercisable by the person or persons who have the legal authority to act on behalf of the Optionee in connection with the rights of the Optionee to the Options. Notwithstanding the foregoing, the Board, in its discretion, may resolve that up to all of the Options held by an Optionee on the date the employment or engagement of the Optionee is terminated due to Disability which have not yet vested shall vest immediately upon such date.

(c)
Subject to section 2.10 (d), if an Optionee ceases to be an Eligible Person (other than as provided in section 2.10 (a) or (b)), any Options held by the Optionee on the date such Optionee ceased to be an Eligible Person, which have vested pursuant to section 2.07, shall be exercisable only to the extent that the Optionee was entitled to exercise the Option at the date such Optionee ceased to be an Eligible Person and only for ninety (90) days after the date such Optionee ceased to be an Eligible Person, subject to the Board’s discretion to extend such period for up to one (1) year, or prior to the expiration of the Option Period in respect thereof, whichever is sooner. Notwithstanding the foregoing, the Board, in its discretion, may resolve that up to all of the Options held by an Optionee on the date the Optionee ceased to be an Eligible Person which have not yet vested shall vest immediately upon such date.

(d)
If the employment of an Employee or Service Provider is terminated for cause (as determined by the Board) no Option held by such Optionee may be exercised following the date upon which Termination occurred.

To the extent required by law, the Company shall make adjustments to, and interpret, the Options as required by the U.S. Uniformed Services Employment and Reemployment Rights Act.

2.11	Effect of Offer or Sale

If at any time when the Option hereby granted remains unexercised with respect to any Shares, (a) a general offer to purchase all of the issued shares of the Corporation is made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporate existence, the Corporation shall use its reasonable best efforts to provide notice of such offer or proposal to the Optionee as soon as practicable and (i) the Corporation may, at its option, permit the Option hereby granted to be exercised, as to all or any of the Optioned Shares in respect of which such Option has not previously been exercised by the Optionee at any time up to and including (but not after) a date twenty (20) days following the date of notice of such offer, sale or other similar transaction or prior to the close of business on the expiration date of the Option Period, whichever is the later; and (ii) the Corporation may, at its option, determine that upon the expiration of such twenty (20) day period, all rights to exercise the Option shall terminate and cease to have any further force or effect.

The Corporation may, in its sole discretion and without the consent of Optionees, provide for one or more of the following: (i) the assumption of the Plan and outstanding Options by the surviving entity or its parent; (ii) the substitution by the surviving entity or its parent of Options with substantially the same terms for such outstanding Options; (iii) immediate exercisability of such outstanding Options followed by cancellation of such Options; and (iv) settlement of the intrinsic value of the outstanding vested Options in cash or cash equivalents or equity followed by the cancellation of all Options (whether or not then vested or exercisable).

2.12	Effect of Amalgamation, Consolidation or Merger

If the Corporation amalgamates, consolidates with or merges with or into another corporation, upon the exercise of an Option following such amalgamation, consolidation or merger, the Optionee shall be entitled to receive, and shall accept, in lieu of Shares, the securities, property or cash which the Optionee would have received upon such amalgamation, consolidation or merger if the Optionee had exercised his Option and held Shares immediately prior to the effective date of such amalgamation, consolidation or merger, and the number of Shares and the option price shall be adjusted appropriately by the directors of the Corporation and such adjustment shall be binding for all purposes herein.

2.13	Adjustment in Shares Subject to the Plan

If there is any change in the Shares through or by means of a declaration of stock dividends of Shares or consolidations, subdivisions or reclassification of Shares, or otherwise, the number of Shares available under the Plan, the Shares subject to any Option, and the Exercise Price thereof shall be adjusted appropriately by the Board and such adjustment shall be effective and binding for all purposes of the Plan. No such adjustment shall be made under the Plan which shall, within the meaning of Sections 424 and 409A of the Code, constitute such a modification, extension, or renewal of an Option as to cause the adjustment to be considered as the grant of a new Option.

2.14	Hold Period

All Options and any Shares issued on the exercise of Options may be subject to and legended with a four month hold period commencing on the date the Options were granted pursuant to the rules of the Exchange and applicable securities laws. Any Shares issued on the exercise of Options may be subject resale restrictions contained in National Instrument 45-102 – Resale of Securities which would apply to the first trade of the Shares.

2.15	Notification of Grant of Option

Following the granting of an Option by the Board, the Corporation shall notify the Optionee in writing of the Option and shall enclose with such notice the Option Certificate representing the Option so granted. Each Optionee, concurrently with the notice of the grant of an Option, shall be provided with a copy of the Plan.

2.16	Options Granted To Corporations

Except in relation to a Service Provider that is a corporation, Options may only be granted to an individual or a corporation that is wholly-owned by an Eligible Person. If a corporation is an Optionee, it must provide the Exchange with a completed Form 4F – Certification and Undertaking Required from a Corporation Granted an Incentive Stock Option. The corporation must agree not to effect or permit any transfer of ownership or option of shares of the corporation nor to issue further shares of any class in the corporation to any other individual or entity as long as the Option remains outstanding, except with the written consent of the Exchange.

PART 3 - GENERAL

3.01	Number of Shares

The aggregate number of Shares that may be reserved for issuance, at any time, under the Plan and under any other Security-Based Compensation Arrangement adopted by the Corporation, including the Corporation’s Restricted Share Unit and Deferred Share Unit Plan, shall not exceed 7,581,925 Shares, being 20% of the total Outstanding Issue as at the date hereof.

3.02	Transferability

All benefits, rights and options accruing to any Optionee in accordance with the terms and conditions of the Plan shall not be transferable or assignable unless specifically provided herein. During the lifetime of an Optionee, all benefits, rights and options may only be exercised by the Optionee.

3.03	Employment

Nothing contained in any Plan shall confer upon any Optionee any right with respect to employment or continuance of employment with the Corporation or any Affiliate, or interfere in any way with the right of the Corporation or any Affiliate to terminate the Optionee's employment at any time. Participation in any Plan by an Optionee is voluntary.

3.04	Approval of Plan

Options issued under the Plan shall only become exercisable after the Plan has been approved by the shareholders of the Corporation; provided, however:

(a)	unless consistent with the terms contained herein and approved by the Board, nothing contained herein shall in any way affect Options previously granted by the Corporation and currently outstanding;

(b)	the Plan must receive shareholder approval yearly, at the Corporation's annual general meeting.

The obligation of the Corporation to sell and deliver Shares in accordance with the Plan is subject to the approval of any governmental authority having jurisdiction or any stock exchanges on which the Shares are listed for trading which may be required in connection with the authorization, issuance or sale of such Shares by the Corporation. If any Shares cannot be issued to any Optionee for any reason including, without limitation, the failure to obtain such approval, then the obligation of the Corporation to issue such Shares shall terminate and any Optionee's option price paid to the Corporation shall be returned to the Optionee.

3.05	Administration of the Plan

The Board is authorized to interpret the Plan from time to time and to adopt, amend and rescind rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. Administration of the Plan shall be the responsibility of the appropriate officers of the Corporation and all costs in respect thereof shall be paid by the Corporation.

3.06	Income Taxes

As a condition of and prior to participation in the Plan, if requested by the Board, a Optionee shall authorize the Corporation in written form to withhold from any remuneration otherwise payable to such Optionee any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of such participation in the Plan.

In addition, if the Corporation is required under the Income Tax Act (Canada) or any other applicable law to make source deductions in respect of employee stock option benefits to the Optionee and to remit to the applicable governmental authority an amount on account of tax on the value of the taxable benefit associated with the issuance of Shares on exercise of Options, then the Optionee shall (i) pay to the Corporation, in addition to the Exercise Price for the Options, sufficient cash as is reasonably determined by the Corporation to be the amount necessary to permit the required tax remittance, (ii) authorize the Corporation, on behalf of the Optionee, to sell in the market on such terms and at such time or times as the Corporation determines a portion of the Shares being issued upon exercise of the Options to realize cash proceeds to be used to satisfy the required tax remittance, or (iii) make other arrangements acceptable to the Corporation to fund the required tax remittance.

3.07	Amendment and Termination of the Plan

The Board reserves the right to amend, modify, terminate or discontinue the Plan when it is advisable in the absolute discretion of the Board, without the consent of the Optionees, provided that such termination or discontinuance will not alter or impair any Option previously granted under the Plan.

The Board may by resolution amend this Plan and any Options granted under it without shareholder approval, however, the Board will not be entitled, in the absence of shareholder and Exchange approval, to:

(a)
reduce the exercise price of an outstanding Option, including a cancellation of an Option and re-grant of an Option in conjunction therewith, constituting a reduction of the exercise price of the Option;

(b)	extend the expiry date of an Option held by an Insider of the Corporation (subject to such date being extended by virtue of paragraph 2.05);

(c)	amend the limitations on the maximum number of Shares reserved or issued to Insiders under paragraph 2.08 hereof;

(d)	make any amendments to the Plan that would permit a Participant to transfer or assign Options to a new beneficial owner other than for estate settlement purposes;

(e)	increase the maximum number of Shares issuable pursuant to this Plan; or

(f)	amend the amendment provisions of this Plan under this Section 3.07.

Where shareholder approval is sought for amendments under subsections (a), (b) and (c) above, the votes attached to Shares held directly or indirectly by Insiders benefiting from the amendments will be excluded.

3.08	No Representation or Warranty

The Corporation makes no representation or warranty as the future market value of any Shares issued in accordance with the provisions of the Plan.

3.09	Interpretation

The Plan will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. Terms used but not otherwise defined herein shall have the meanings ascribed thereto in the TSX Company Manual.

3.10	Savings Clause

This Plan is intended to comply in all respects with applicable law and regulations, including Section 409A of the Code. In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Section 409A of the Code), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Section 409A of the Code) so as to foster the intent of this Plan.

3.11	Compliance with Applicable Law, etc.

If any provision of the Plan or of any Option Certificate delivered pursuant to the Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange having authority over the Corporation or the Plan then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.

SCHEDULE “A”
VIEMED HEALTHCARE, INC.
STOCK OPTION PLAN

Insert the following U.S. legend if the Option is being issued to an Optionee who is in the United States or who is a U.S. person:

[THE OPTION REPRESENTED BY THIS CERTIFICATE AND THE COMMON SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IT HAS, IN THE CASE OF EACH OF (C) AND (D), PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.]

VIEMED HEALTHCARE, INC.

STOCK OPTION PLAN
OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the Viemed Healthcare, Inc. (the “Corporation”) stock option plan (the “Plan”) and evidences that ______________________________ is the holder (the “Optionee”) of an option (the “Option”) to purchase up to _______________________________ common shares (the “Shares”) in the capital stock of the Corporation at a purchase price of CAD$_________ per Share (the “Exercise Price”).

The Plan provides for the granting of stock options that either (i) are intended to qualify as “Incentive Stock Options” within the meaning of Section 422 of the United States Internal Revenue Code of 1986 (“Section 422 Stock Options”), as amended (the “Code”), or (ii) do not qualify as Section 422 Stock Options (“Non-Qualified Stock Options”). This Option is intended to be (select one):

☐ a Section 422 Stock Option; or

☐ a Non-Qualified Stock Option.

Subject to the provisions of the Plan:

(a)	the effective date of the grant of the Option is __________, 20__;
(b)	the Option expires at 5:00 p.m. (EST) on ______________, 20__; and
(c)	the Options shall vest as follows:

Date	Percent of Stock Options Vested	Number of Stock Options Vested	Aggregate Number of Stock Options Vested

Date	Percent of Stock Options Vested	Number of Stock Options Vested	Aggregate Number of Stock Options Vested

The vested portion or portions of the Option may be exercised at any time and from time to time from and including the date of the grant of the Option through to 5:00 p.m. (EST) on the expiration date of the Option Period by delivering to the Corporation, in the case of a person other than a U.S. Person, the form of Exercise Notice attached as Appendix “I” hereto, and in the case of a U.S. Person, the form of Exercise Notice attached as Appendix “II” hereto, together with this Certificate and a certified cheque or bank draft payable to the Corporation in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

All Options and any Shares issued on the exercise of Options may be subject to resale restrictions and may be subject to and legended with a four month hold period commencing on the date the Options were granted pursuant to the rules of the Exchange and applicable securities laws. The Options hereby granted are subject to the approval of the Exchange.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Optionee hereby expressly agrees with the Corporation to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Corporation shall prevail.

If the Optionee is a U.S. person or is located in the United States, the Optionee acknowledges and agrees as follows:

(a)
The Option and the Shares (collectively, the “Securities”) have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States, and the Option is being granted to the Optionee in reliance on an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws.

(b)
The Securities will be “restricted securities”, as defined in Rule 144 under the U.S. Securities Act, and the rules of the United States Securities and Exchange Commission provide in substance that the Optionee may dispose of the Securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and the Corporation has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder, if available).

(c)	If the Optionee decides to offer, sell or otherwise transfer any of the Shares, the Optionee will not offer, sell or otherwise transfer the Option directly or indirectly, unless:

(i)	the sale is to the Corporation;

(ii)
the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and in compliance with applicable local laws and regulations;

(iii)
the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(iv)	the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation stating that such transaction is exempt from registration under applicable securities laws.

(d)
The Option may not be exercised by or for the account or benefit of a person in the United States or a U.S. person unless registered under the U.S. Securities Act and any applicable state securities laws, unless an exemption from such registration requirements is available.

(e)
The certificate(s) representing the Shares will be endorsed with the following or a similar legend until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION, THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S and such Shares were issued at a time when the Corporation is a “foreign issuer” as defined in Regulation S, the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation, in substantially the form set forth as Appendix “II” hereto (or in such other form as the Corporation may prescribe from time to time) and, if requested by the Corporation or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Shares are being sold otherwise than in accordance with Regulation S and other than to the Corporation, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(f)
Rule 905 of Regulation S provides in substance that any “restricted securities” that are equity securities of a “domestic issuer” (including an issuer that no longer qualifies as a “foreign issuer”) will continue to be deemed to be restricted securities notwithstanding that they were acquired in a resale transaction pursuant to Rule 901 or 904 of Regulation S; that Rule 905 of Regulation S will apply in respect of Shares if the Corporation is not a “foreign issuer” at the time of exercise of the related Options; and that the Corporation is not obligated to remain a “foreign issuer”.

(g)	“Domestic issuer”, “foreign issuer”, “United States” and “U.S. person” are as defined in Regulation S.

(h)
If the Optionee is resident in the State of California on the effective date of the grant of the Option, then, in addition to the terms and conditions contained in the Plan and in this Certificate, the Optionee acknowledges that the Corporation, as a reporting issuer under the securities legislation in the Provinces of British Columbia, Alberta and Ontario, is required to publicly file with the securities regulators in those jurisdictions continuous disclosure documents, including audited annual financial statements and unaudited quarterly financial statements (collectively, the “Financial Statements”). Such filings are available on the System for Electronic Document Analysis and Retrieval (SEDAR), and documents filed on SEDAR may be viewed under the Corporation’s profile at the following website address: www.sedar.com. Copies of Financial Statements will be made available to the Optionee by the Corporation upon the Optionee’s request.

All terms not otherwise defined in this Certificate shall have the meanings given to them under the Plan.

Dated this ____ day of _____________, 20___.

VIEMED HEALTHCARE, INC.

Per:

Authorized Signatory

I-1
APPENDIX “I”
VIEMED HEALTHCARE, INC.

STOCK OPTION PLAN
EXERCISE NOTICE FOR NON-U.S. OPTIONEES

TO:	VIEMED HEALTHCARE, INC. (the “Corporation”)

1.          The undersigned (the “Optionee”), being the holder of options to purchase ________________ common shares of the Corporation at the exercise price of ______ per share, hereby irrevocably gives notice, pursuant to the stock option plan of the Corporation (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for ____________ of such common shares of the Corporation.

2.          The Optionee tenders herewith a certified cheque or bank draft payable to the Corporation in an amount equal to the aggregate Exercise Price of the aforesaid common shares exercised and directs the Corporation to issue a share certificate evidencing said common shares in the name of the Optionee to be mailed to the Optionee at the following address:

3.          By executing this Exercise Notice, the Optionee hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Exercise Notice shall have the meanings given to them under the Plan or the attached Option Certificate.

4.          The Optionee is resident in ____________________ [name of country].

5.          The Optionee represents, warrants and certifies that the Optionee at the time of exercise of the Option is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and is not exercising the Option on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this exercise form in the United States.

6.          The undersigned Optionee hereby represents, warrants, acknowledges and agrees that there may be material tax consequences to the Optionee of an acquisition or disposition of any of the Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Optionee under Canadian, Provincial, local or foreign tax law of the undersigned’s acquisition or disposition of such securities.

7.          The undersigned Optionee hereby represents, warrants, acknowledges and agrees that the certificate(s) representing the Shares may be subject to and legended with a four month hold period commencing on the date the Options were granted pursuant to the rules of the Exchange and applicable securities laws.

DATED the ________ day of ____________________, __________.

Signature of Optionee

II-1
APPENDIX “II”
VIEMED HEALTHCARE, INC.

STOCK OPTION PLAN
EXERCISE NOTICE FOR U.S. OPTIONEES

TO:	VIEMED HEALTHCARE, INC. (the “Corporation”)

1.          The undersigned (the “Optionee”), being the holder of options to purchase ________________ common shares of the Corporation at the exercise price of ______ per share, hereby irrevocably gives notice, pursuant to the stock option plan of the Corporation (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for ____________ of such common shares of the Corporation.

2.          The Optionee tenders herewith a certified cheque or bank draft payable to the Corporation in an amount equal to the aggregate Exercise Price of the aforesaid common shares exercised and directs the Corporation to issue a share certificate evidencing said common shares in the name of the Optionee to be mailed to the Optionee at the following address:

3.          By executing this Exercise Notice, the Optionee hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Exercise Notice shall have the meanings given to them under the Plan or the attached Option Certificate.

4.          The Optionee is resident in

☐	the State of _______________________________________________, or

☐	the District of Columbia, or

☐	__________________________________________, a Territory of the United States of America.

5.          The Optionee represents, warrants and certifies as follows (please check the category that applies):

(a) ☐
the Optionee is a natural person who is either: (i) a director, officer or employee of the Corporation or of a majority-owned subsidiary of the Corporation (each, an “Eligible Company Optionee”), (ii) a person or company engaged by the Corporation or of a majority-owned subsidiary of the Corporation to provide services for an initial, renewable or extended period of twelve months or more (an “Eligible Service Provider”), or (iii) a former Eligible Company Optionee or Eligible Service Provider; OR

(b) ☐
the Optionee has delivered to the Corporation and the Corporation’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the securities to be delivered upon exercise of the Option, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available;

II-2
6.          The undersigned Optionee further represents, warrants, acknowledges and agrees that:

(a)
funds representing the subscription price for the Shares which will be advanced by the undersigned to the Corporation upon exercise of the Options will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Corporation may in the future be required by law to disclose the undersigned's name and other information relating to this exercise form and the undersigned's subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Corporation if the undersigned discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith;

(b)
the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(c)
there may be material tax consequences to the Optionee of an acquisition or disposition of any of the Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Optionee under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such securities. In particular, no determination has been made whether the Corporation will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended; and

(d)
if the undersigned has marked Box 5(a) above, the Corporation may rely on the registration exemption in Rule 701 under the U.S. Securities Act and a state registration exemption, but only if such exemptions are available; in the event such exemptions are determined by the Corporation to be unavailable, the undersigned may be required to provide additional evidence of an available exemption, including, without limitation, the legal opinion contemplated by Box 5(b).

7.          If the undersigned has marked Box 5(a) above on the basis that the exercise of the Option is subject to the registration exemption in Rule 701 under the U.S. Securities Act and an available state registration exemption, the undersigned also acknowledges and agrees that:

(a)
the Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and the Shares will be issued as “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act) and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable state securities laws absent an exemption from such registration requirements; and

(b)
the certificate(s) representing the Shares will be endorsed with a U.S. restrictive legend substantially in the form set forth in the Option Certificate until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws.

8.          The undersigned Optionee hereby represents, warrants, acknowledges and agrees that the certificate(s) representing the Shares may be subject to and legended with a four month hold period commencing on the date the Options were granted pursuant to the rules of the Exchange and applicable securities laws.
DATED the ________ day of ____________________, __________.

Signature of Optionee

III-1
APPENDIX “III”
VIEMED HEALTHCARE, INC.

STOCK OPTION PLAN
FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Viemed Healthcare, Inc. (the “Company”)

AND TO:	Registrar and transfer agent for the common shares of the Company

The undersigned (a) acknowledges that the sale of ____________________________________ (the "Securities") of the Company, represented by certificate number _________________________________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (b) certifies that (1) the undersigned is not (A) an "affiliate" of the Company (as that term is defined in Rule 405 under the U.S. Securities Act), (B) a "distributor" as defined in Regulation S or (C) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another "designated offshore securities market", and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any "directed selling efforts" in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated _______________ 20_.

X
Signature of individual (if Seller is an individual)

X
Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

III-2
Affirmation by Seller's Broker-Dealer
(Required for sales pursuant to Section (b)(2)(B) above)

We have read the foregoing representations of our customer, _________________________ (the "Seller") dated _______________________, with regard to the sale, for such Seller's account, of _________________ common shares (the "Securities") of the Company represented by certificate number ______________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell Securities was made to a person in the United States;

(2)
the sale of the Securities was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)
we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Company shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Dated:	.

Name of Firm

By:
Authorized Officer